THE RBB FUND TRUST

Penn Capital Short Duration High Income Fund

Penn Capital Special Situations Small Cap Equity Fund

(the “Funds”)

Supplement dated July 21, 2025

to the Prospectus and Statement of Additional Information (“SAI”) dated December 31, 2024, as supplemented

This supplement serves as notification of, and provides information regarding, certain changes to the Funds.

1.       Change in Portfolio Managers for the Penn Capital Special Situations Small Cap Equity Fund

Effective July 11, 2025 (the “Effective Date”), Christopher Paciello, CFA, will serve as assistant portfolio manager to the Penn Capital Special Situations Small Cap Equity Fund, joining Eric Green, CFA, who has served as portfolio manager to the Fund since 2015. Information regarding the background and experience of Mr. Paciello is included in the Prospectus. In addition, information regarding the other investment accounts that are managed by Mr. Paciello is included in the SAI. As of the Effective Date, Mr. Paciello did not own any shares of the Penn Capital Special Situations Small Cap Equity Fund.

Furthermore, as of the Effective Date, Chad Bolen no longer serves as assistant portfolio manager to the Penn Capital Special Situations Small Cap Equity Fund. Accordingly, all references to Mr. Bolen in the Prospectus and SAI should be deleted.

2.        Change in Portfolio Managers for the Penn Capital Short Duration High Income Fund

As of the Effective Date, Christopher Paciello no longer serves as assistant portfolio manager to the Penn Capital Short Duration High Income Fund.

If you have any questions, please call the Funds toll-free at 1-844-302-PENN (7366).

Investors should retain this supplement for future reference